Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350

In connection with the Annual Report of Tucows Inc. (the "Company”) on Form 10-K for the period ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elliot Noss, Chief Executive Officer and President of the Company, hereby certify to my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 4, 2020	/s/ ELLIOT NOSS
Elliot Noss
Chief Executive Officer and President